UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:  (Date of earliest event reported):  May 17, 2006

Input/Output, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-12961	22-2286646
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

12300 Parc Crest Drive

Stafford, Texas 77477

(Address of principal executive offices, including Zip Code)

(281) 933-3339
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                             Entry into a Material Definitive Agreement.

Second Amended and Restated Input/Output, Inc. 2004 Long-Term Incentive Plan. On May 3, 2004, the Board of Directors (the “Board”) of Input/Output, Inc. (the “Company”) adopted the Input/Output, Inc. 2004 Long-Term Incentive Plan (the “2004 Plan”). The 2004 Plan was approved by the Company’s stockholders at the 2004 Annual Meeting of Stockholders. At the Company’s Annual Meeting of Stockholders held on May 4, 2005, the stockholders approved certain amendments to the 2004 Plan, including an increase of the total number of shares of common stock of the Company available for issuance under the 2004 Plan from 1,000,000 to 2,600,000.

On March 14, 2006, the Board approved, subject to stockholder approval, further amendments to the 2004 Plan. The principal amendments to the 2004 Plan are to:

•                   increase by 1,700,000 (to a total of 4,300,000) the total number of shares of common stock of the Company available for issuance under the 2004 Plan; and

•                   add provisions allowing equity compensation awards to non-employee directors to replace the Input/Output, Inc. Amended and Restated 1996 Non-Employee Director Stock Option Plan, which expires by its terms in June 2006.

On May 17, 2006, the stockholders of the Company approved the above amendments to the 2004 Plan at the Company’s 2006 Annual Meeting of Stockholders. The complete text of the 2004 Plan, as amended and restated, is incorporated herein by reference to Appendix A to the Company’s definitive proxy statement for its 2006 Annual Meeting of Stockholders, as filed with the Securities and Exchange Commission (“SEC”) on April 12, 2006. The foregoing description of the 2004 Plan as so amended and restated is qualified in its entirety by such reference to the complete text thereof.

Item 9.01                                             Financial Statements and Exhibits

(a)                                  Financial statements of businesses acquired.

Not applicable.

(b)                                 Pro forma financial information.

Not applicable.

(c)                                  Shell Company Transactions.

Not applicable.

(d)                                 Exhibits.

Exhibit Number	Description

10.1

Second Amended and Restated Input/Output, Inc. 2004 Long-Term Incentive Plan (filed as Appendix A to the definitive proxy statement for the 2006 Annual Meeting of Stockholders of Input/Output, Inc. as filed with the SEC on April 12, 2006, and incorporated herein by reference).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 18, 2006	INPUT/OUTPUT, INC.

	By:	/s/ DAVID L. ROLAND
David L. Roland
Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

10.1

Second Amended and Restated Input/Output, Inc. 2004 Long-Term Incentive Plan (filed as Appendix A to the definitive proxy statement for the 2006 Annual Meeting of Stockholders of Input/Output, Inc. as filed with the SEC on April 12, 2006, and incorporated herein by reference).